Exhibit 99.1

FINANCIAL NEWS

SANMINA REPORTS FINAL FOURTH QUARTER AND FISCAL YEAR END RESULTS AND

ANNOUNCES FILING OF FISCAL 2018 FORM 10-K ANNUAL REPORT

San Jose, CA — November 15, 2018.  Sanmina Corporation (“Sanmina” or the “Company”) (NASDAQ: SANM), a leading integrated manufacturing solutions company, today reported final financial results for the fourth quarter and fiscal year ended September 29, 2018. The Company had previously issued a press release announcing its results for the fourth quarter and 2018 fiscal year on October 29, 2018. The Company also announced that, concurrent with this press release, it is filing its Annual Report on Form 10-K for fiscal 2018, which includes its fiscal 2018 audited financial statements, with the U.S. Securities and Exchange Commission.

In connection with the finalization of its fiscal 2018 audited financial statements, the Company recorded an additional non-cash GAAP charge of $6.0M ($4.6M net of tax), in the fourth quarter of fiscal 2018. This non-cash GAAP charge involved the write-down of upfront contract costs that had been capitalized to inventory during the period from fiscal 2016 to fiscal 2018. These capitalized upfront contract costs were associated with long-term government contracts that are only serviced from one of the Company’s U.S. based plants that is focused on the defense business.

As a result, final fourth quarter GAAP diluted earnings per share was $0.01 and non-GAAP(1) diluted earnings per share was $0.60, compared to GAAP diluted earnings per share of $0.08 and non-GAAP diluted earnings per share of $0.67 for the fourth quarter, as previously reported on October 29, 2018.

For fiscal year 2018, final GAAP loss per share was $1.37 whereas non-GAAP diluted earnings per share was $2.13. This compares to a GAAP loss per share of $1.30 and non-GAAP diluted earnings per share of $2.21 for fiscal year 2018, as previously reported.

Sanmina Reaffirms Outlook

Separately, the Company announced that it is reaffirming its outlook for the fiscal quarter ending December 29, 2018.  The Company continues to expect revenue to be in the range of $1.875 billion to $1.925 billion, GAAP diluted earnings per share between $0.57 and $0.63, including stock-based compensation expense of $0.10 and amortization of intangible assets of $0.01, and non-GAAP diluted earnings per share between $0.68 and $0.74.

(1) In the commentary set forth above and/or in the financial statements included in this earnings release, we present the following non-GAAP financial measures: operating income, operating margin, net income and diluted earnings per share.  In computing each of these non-GAAP financial measures, we exclude charges or gains relating to: stock-based compensation expenses, restructuring costs (including employee severance and benefits costs and charges related to excess facilities and assets), acquisition and integration costs (consisting of costs associated with the acquisition and integration of acquired businesses into our operations), impairment charges for goodwill and other assets, amortization expense and charges associated with distressed customers, litigation settlements, gains and losses on sales of assets and redemptions of debt, deferred tax and discrete tax items to the extent material in the applicable period.   See Schedule 1 below for more information regarding our use of non-GAAP financial measures, including the economic substance behind each exclusion, the manner in which management uses non-GAAP measures to conduct and evaluate the business, the material limitations associated with using such measures and the manner in which management compensates for such limitations. A reconciliation of the non-GAAP results contained in this release to their most directly comparable GAAP measures is included in the financial statements contained in this release.

About Sanmina

Sanmina Corporation is a leading integrated manufacturing solutions provider serving the fastest growing segments of the global Electronics Manufacturing Services (EMS) market. Recognized as a technology leader, Sanmina provides end-to-end manufacturing solutions, delivering superior quality and support to Original Equipment Manufacturers (OEMs) primarily in the communications networks, cloud solutions, industrial, medical, defense and automotive. Sanmina has facilities strategically located in key regions throughout the world. More information about the Company is available at www.sanmina.com.

Sanmina Safe Harbor Statement

Certain statements contained in this press release, including the Company’s outlook for the first quarter fiscal 2019 results, constitute forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in these statements as a result of a number of factors, including adverse changes to the key markets we target; significant uncertainties that can cause our future sales and net income to be variable; reliance on a small number of customers for a substantial portion of our sales; risks arising from our international operations; and the other factors set forth in the Company’s annual and quarterly reports filed with the Securities Exchange Commission (“SEC”).

The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter any of the forward-looking statements made in this earnings release or the Investor Relations section of our website whether as a result of new information, future events or otherwise, unless otherwise required by law.

Sanmina Contact

Paige Bombino

Vice President, Investor Relations

408-964-3610

Press Release Financials	SANMINA
2700 North First Street
San Jose, CA 95134
Tel: 408-964-3610

Condensed Consolidated Balance Sheets

(in thousands)

(GAAP)

	September 29,	September 30,
	2018	2017
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$419,528	$406,661
Accounts receivable, net	1,177,219	1,110,334
Inventories	1,374,004	1,051,669
Prepaid expenses and other current assets	43,676	47,586
Total current assets	3,014,427	2,616,250

Property, plant and equipment, net	642,913	640,275
Deferred tax assets	344,124	476,554
Other	83,669	114,284
Total assets	$4,085,133	$3,847,363

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,547,399	$1,280,106
Accrued liabilities	136,427	116,582
Accrued payroll and related benefits	124,748	130,939
Short-term debt, including current portion of long-term debt	593,321	88,416
Total current liabilities	2,401,895	1,616,043

Long-term liabilities:
Long-term debt	14,346	391,447
Other	196,048	192,189
Total long-term liabilities	210,394	583,636

Stockholders’ equity	1,472,844	1,647,684
Total liabilities and stockholders’ equity	$4,085,133	$3,847,363

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

(GAAP)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	Sept. 29,	Sept. 30,	Sept. 29,	Sept. 30,
	2018	2017	2018	2017

Net sales	$1,876,335	$1,755,003	$7,110,130	$6,868,619
Cost of sales	1,755,252	1,631,152	6,646,347	6,348,708
Gross profit	121,083	123,851	463,783	519,911
Operating expenses:
Selling, general and administrative	60,516	65,332	250,924	251,568
Research and development	6,774	8,714	30,754	33,716
Amortization of intangible assets	190	918	2,908	3,672
Restructuring costs	13,174	1,218	29,146	1,339
Goodwill and other asset impairments	30,610	4,600	30,610	4,600
Gain on sales of long-lived assets	—	—	—	(1,451)
Total operating expenses	111,264	80,782	344,342	293,444
Operating income	9,819	43,069	119,441	226,467
Interest income	204	607	1,268	1,265
Interest expense	(7,410)	(5,678)	(27,734)	(21,934)
Other income, net	817	1,661	4,564	7,682
Interest and other, net	(6,389)	(3,410)	(21,902)	(12,987)
Income before income taxes	3,430	39,659	97,539	213,480
Provision for income taxes	2,648	13,811	193,072	74,647
Net income (loss)	$782	$25,848	$(95,533)	$138,833

Basic income (loss) per share	$0.01	$0.35	$(1.37)	$1.86
Diluted income (loss) per share	$0.01	$0.33	$(1.37)	$1.78

Weighted-average shares used in computing per share amounts:
Basic	68,236	74,281	69,833	74,481
Diluted	71,500	77,575	69,833	78,128

Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	Sept. 29,	Sept. 30,	Sept. 29,	Sept. 30,
	2018	2017	2018	2017

GAAP Operating Income	$9,819	$43,069	$119,441	$226,467
GAAP operating margin	0.5%	2.5%	1.7%	3.3%
Adjustments:
Stock compensation expense (1)	4,127	11,012	32,825	37,920
Amortization of intangible assets	1,092	1,820	6,516	7,280
Reversal of contingent consideration accrual (2)	—	—	(4,812)	—
Distressed customer charges (3)	(73)	(573)	(926)	(973)
Restructuring costs	13,174	1,218	29,146	1,339
Gain on sales of long-lived assets	—	—	—	(1,451)
Goodwill and other asset impairments	30,610	4,600	30,610	4,600
Non-GAAP Operating Income	$58,749	$61,146	$212,800	$275,182
Non-GAAP operating margin	3.1%	3.5%	3.0%	4.0%

GAAP Net Income (Loss)	$782	$25,848	$(95,533)	$138,833

Adjustments:
Operating income adjustments (see above)	48,930	18,077	93,359	48,715
Litigation settlements (4)	(475)	—	(762)	—
Adjustments for taxes (5)	(6,691)	5,846	158,848	37,035
Non-GAAP Net Income	$42,546	$49,771	$155,912	$224,583

GAAP Net Income (Loss) Per Share:
Basic	$0.01	$0.35	$(1.37)	$1.86
Diluted	$0.01	$0.33	$(1.37)	$1.78

Non-GAAP Net Income Per Share:
Basic	$0.62	$0.67	$2.23	$3.02
Diluted	$0.60	$0.64	$2.13	$2.87

Weighted-average shares used in computing GAAP per share amounts:
Basic	68,236	74,281	69,833	74,481
Diluted	71,500	77,575	69,833	78,128

Weighted-average shares used in computing non-GAAP per share amounts:
Basic	68,236	74,281	69,833	74,481
Diluted	71,500	77,575	73,200	78,128

(1) Stock compensation expense was as follows:

Cost of sales	$1,833	$2,180	$8,187	$8,958
Selling, general and administrative	3,164	8,677	25,206	28,169
Research and development	(870)	155	(568)	793
Total	$4,127	$11,012	$32,825	$37,920

(2) Represents a reduction in an accrual for contingent consideration related to an acquisition completed in a previous period.

(3) Relates to recovery of previously written-off inventory and bad debt associated with distressed customers.

(4) Represents cash received in connection with certain litigation settlements

(5) GAAP provision for income taxes	$2,648	$13,811	$193,072	$74,647

Adjustments:
Tax impact of operating income adjustments	990	152	1,889	1,556
Discrete tax items	177	(50)	3,230	7,141
Other deferred tax adjustments	4,220	(5,948)	(2,871)	(45,732)
Impact of US Tax Reform	1,304	—	(161,096)	—

Subtotal - adjustments for taxes	6,691	(5,846)	(158,848)	(37,035)
Non-GAAP provision for income taxes	$9,339	$7,965	$34,224	$37,612

Schedule I

The commentary and financial information above includes non-GAAP measures of operating income, operating margin, net income and earnings per share.  Management excludes from these measures stock-based compensation, restructuring, acquisition and integration expenses, impairment charges, amortization charges and other infrequent items, as adjusted for taxes, to the extent material or which we consider to be of a non-operational nature in the applicable period, and as more fully described below.

Management excludes these items principally because such charges are not directly related to the Company’s ongoing core business operations. We use such non-GAAP measures in order to (1) make more meaningful period-to-period comparisons of Company’s operations, both internally and externally, (2) guide management in assessing the performance of the business, internally allocating resources and making decisions in furtherance of Company’s strategic plan, (3) provide investors with a better understanding of how management plans and measures the business and (4) provide investors with a better understanding of the ongoing, core business. The material limitations to management’s approach include the fact that the charges and expenses excluded are nonetheless charges required to be recognized under GAAP and, in some cases, consume cash which reduces the Company’s liquidity. Management compensates for these limitations primarily by reviewing GAAP results to obtain a complete picture of the Company’s performance and by including a reconciliation of non-GAAP results back to GAAP in its earnings releases.

Additional information regarding the economic substance of each exclusion, management’s use of the resultant non-GAAP measures, the material limitations of management’s approach and management’s methods for compensating for such limitations is provided below.

Stock-based Compensation Expense, which consists of non-cash charges for the estimated fair value of stock options and unvested restricted stock units granted to employees, is excluded in order to permit more meaningful period-to-period comparisons of the Company’s results since the Company grants different amounts and value of stock options in each quarter. In addition, given the fact that competitors grant different amounts and types of equity award and may use different option valuation assumptions, excluding stock-based compensation permits more accurate comparisons of the Company’s core results with those of its competitors.

Restructuring, Acquisition and Integration Expenses, which consist of severance, lease termination, exit costs and other charges primarily related to closing and consolidating manufacturing facilities and those associated with the acquisition and integration of acquired businesses, are excluded because such charges (1) can be driven by the timing of acquisitions which are difficult to predict, (2) are not directly related to ongoing business results and (3) do not reflect expected future operating expenses. In addition, given the fact that the Company’s competitors complete acquisitions and adopt restructuring plans at different times and in different amounts than the Company, excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors. Items excluded by the Company may be different from those excluded by the Company’s competitors and restructuring and integration expenses include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Therefore, management also reviews GAAP results including these amounts.

Impairment Charges, which consist of non-cash charges, are excluded because such charges are non-recurring and do not reduce the Company’s liquidity. In addition, given the fact that the Company’s competitors may record impairment charges at different times, excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors.

Amortization Charges, which consist of non-cash charges impacted by the timing and magnitude of acquisitions of businesses or assets, are also excluded because such charges do not reduce the Company’s liquidity. In addition, such charges can be driven by the timing of acquisitions, which is difficult to predict. Excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors because the Company’s competitors complete acquisitions at different times and for different amounts than the Company.

Other Infrequent Items, which consist of other infrequent or unusual items (including charges associated with distressed customers, litigation settlements and gains and losses on sales of assets and redemptions of debt), to the extent material or non-operational in nature, are excluded because such items are typically non-recurring, difficult to predict or not directly related to the Company’s ongoing core operations. However, items excluded by the Company may be different from those excluded by the Company’s competitors. In addition, these expenses include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Management compensates for these limitations by reviewing GAAP results including these amounts.

Adjustments for Taxes, which consist of the tax effects of the various adjustments that we include in our non-GAAP measures, and adjustments related to deferred tax and discrete tax items.  Including these adjustments permits more accurate comparisons of the Company’s core results with those of its competitors. We determine the tax adjustments based upon the various applicable effective tax rates.  In those jurisdictions where we do not expect to realize a tax cost or benefit (due to a history of operating losses or other factors), a reduced tax rate is applied.